UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 27, 2006

VELOCITY EXPRESS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-28452	87-0355929
(State of Incorporation)	Commission File Number	(IRS employer identification no.)

One Morningside Drive North, Bldg. B, Suite 300 Westport, Connecticut	06880
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 349-4160

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment to our Current Report on Form 8-K previously filed with the Securities and Exchange Commission on December 27, 2006, is being filed solely for the purpose of re-filing certain exhibits that were improperly filed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Credit Agreement dated as of December 22, 2006 among the Company, the subsidiaries named thereto, Wells Fargo Foothill, Inc. as arranger and administrative agent, and the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (incorporated by reference from our Current Report on Form 8-K filed on December 27, 2006).

10.2	Security Agreement dated December 22, 2006 among the Company, Wells Fargo Foothill, Inc. and the subsidiaries named thereto (incorporated by reference from our Current Report on Form 8-K filed on December 27, 2006).

10.3	Intercompany Subordination Agreement dated as of December 22, 2006 among the Company, the subsidiaries named thereto and Wells Fargo Foothill, Inc. (incorporated by reference from our Current Report on Form 8-K filed on December 27, 2006).

10.4	Contribution Agreement dated as of December 22, 2006 among the Company and its subsidiaries named thereto.

10.5	Second Supplemental Indenture dated as of December 22, 2006 among the Company, Wells Fargo Bank, N.A., as Trustee and the subsidiaries named thereto (incorporated by reference from our Current Report on Form 8-K filed on December 27, 2006).

10.6	Intercreditor Agreement dated as of December 22, 2006 among the Company, the subsidiaries named thereto, Wells Fargo Bank, N.A., as Trustee, and Wells Fargo Foothill, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2007

Velocity Express Corporation

By:	/s/ Edward W. Stone
Name:	Edward W. Stone
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Credit Agreement dated as of December 22, 2006 among the Company, the subsidiaries named thereto, Wells Fargo Foothill, Inc. as arranger and administrative agent, and the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (incorporated by reference from our Current Report on Form 8-K filed on December 27, 2006).

10.2	Security Agreement dated December 22, 2006 among the Company, Wells Fargo Foothill, Inc. and the subsidiaries named thereto (incorporated by reference from our Current Report on Form 8-K filed on December 27, 2006).

10.3	Intercompany Subordination Agreement dated as of December 22, 2006 among the Company, the subsidiaries named thereto and Wells Fargo Foothill, Inc. (incorporated by reference from our Current Report on Form 8-K filed on December 27, 2006).

10.4	Contribution Agreement dated as of December 22, 2006 among the Company and its subsidiaries named thereto.

10.5	Second Supplemental Indenture dated as of December 22, 2006 among the Company, Wells Fargo Bank, N.A., as Trustee and the subsidiaries named thereto (incorporated by reference from our Current Report on Form 8-K filed on December 27, 2006).

10.6	Intercreditor Agreement dated as of December 22, 2006 among the Company, the subsidiaries named thereto, Wells Fargo Bank, N.A., as Trustee, and Wells Fargo Foothill, Inc.